Exhibit 99.1

                           LOAN MODIFICATION AGREEMENT
                           ---------------------------

      THIS LOAN MODIFICATION AGREEMENT ("AGREEMENT") is made to be effective as of the 29th day of December 2004, by and between BRANCH BANKING AND TRUST COMPANY ("LENDER"), LMIC MANUFACTURING, INC, formerly Linsang Manufacturing, Inc., a Delaware corporation (the "BORROWER") and KWOK-LEUNG LI (collectively, the "OBLIGORS").

                                    RECITALS
                                    --------

      R.1. The LENDER has extended a term loan ("LOAN") to the BORROWER evidenced by a Promissory Note dated May 31, 2001 in the original stated principal amount of $5,000,000.00 ("NOTE").

      R.2. The terms of the LOAN are governed by a Loan Agreement dated May 31, 2001, which was amended by an Amendment to Loan Agreement dated April 3, 2002 (collectively the "LOAN AGREEMENT").

      R.3. The BORROWER'S repayment obligations under the NOTE are secured by its equipment, accounts, inventory, documents, general intangibles and instruments pursuant to the terms of a Security Agreement dated May 31, 2001 ("SECURITY AGREEMENT").

      R.4. A proper financing statement under the name Linsang Manufacturing, Inc. was filed by the LENDER with the Delaware Secretary of State on March 12, 2001. Subsequent to a merger wherein Linsang Manufacturing, Inc. was the surviving corporate entity, Linsang Manufacturing, Inc. changed its name to LMIC Manufacturing, Inc., effective October 15, 2003. A proper amendment to financing statement, noting a name change to LMIC Manufacturing, Inc., was filed by the LENDER in the records of the Delaware Secretary of State on November 3, 2003, which operated to continue the LENDER'S perfected security interests.

      R.5. Several Note Modification Agreements were executed by the BORROWER and the LENDER deferring principal payments due in November and December 2002, April through December 2003 and June through August 2004 (the "NOTE MODIFICATIONS").

      R.6. The BORROWER'S repayment obligations under the NOTES are guaranteed by Kwok-Leung Li pursuant to the terms of a Guaranty Agreement dated May 31, 2001, as amended by an Amendment to Guaranty Agreement dated April 3, 2002, pursuant to which Kwok Li agreed to pledge personal collateral owned by him and his wife to secure his guaranty (collectively, the "GUARANTY").

      R.7. Kwok-Leung Li and Felice Li executed a Security Agreement dated April 3, 2002 ("PERSONAL PLEDGE AGREEMENT") pledging certain personally owned assets to secure the obligations of Kwok-Leung Li under the GUARANTY.

      R.8. The BORROWER is in default under the terms of the NOTE in that it has failed to make the required principal payments due thereunder for September through December 2004 (the "EXISTING DEFAULT").

      R.9. The BORROWER has requested that the LENDER agree to permit the deferral of principal payments from September 2004 through January 2005 in order to improve the cash flow of the BORROWER and to better enable the BORROWER to acquire a firm commitment from another lender or other financial institution to refinance the indebtedness of the BORROWER to the LENDER on or before March 30, 2005.

      R.10. The LENDER is willing to consent to the request if the OBLIGORS agree to the acceleration of the maturity of the LOAN to March 31, 2005 from June 1, 2005, execute and deliver this AGREEMENT and comply with the terms and conditions set forth herein.

      R.11. All of the documents relating to the NOTE, the NOTE MODIFICATIONS, the LOAN AGREEMENT, the GUARANTY, the SECURITY AGREEMENT, the PERSONAL PLEDGE AGREEMENT and all documentation relating thereto are hereinafter referred to as the "LOAN DOCUMENTS."

      NOW,  THEREFORE,  in  consideration  of the  premises,  and other good and
valuable   consideration,   the  receipt  and   adequacy  of  which  are  hereby
acknowledged, the LENDER and the OBLIGORS hereby agree as follows:

      Section 1. Recitals. The LENDER and the OBLIGORS acknowledge that the Recitals set forth above are true and accurate. Each of the Recitals is incorporated into this AGREEMENT by reference and made a part hereof.

      Section 2. Acknowledgment Of Obligations.  The OBLIGORS  acknowledge that:
(a) the LOAN DOCUMENTS are the valid and binding obligations of the OBLIGORS, and are fully enforceable in accordance with their stated terms; (b) the LENDER but for this AGREEMENT would have the right to exercise its default rights and remedies; and (c) the duties of the OBLIGORS to pay and perform its obligations to the LENDER in accordance with the LOAN DOCUMENTS are not subject to any set-offs, defenses or counterclaims.

      Section 3. Acknowledgment of Amounts Due Under LOAN DOCUMENTS. The OBLIGORS acknowledge and agree that the principal amount which is outstanding under the NOTE as of December 28, 2004 is $2,365,734.47.

      In addition, there is also due and owing from the BORROWER to the LENDER, under the LOAN DOCUMENTS, all actual costs, expenses, fees, including, but not limited to, attorneys' fees which the LENDER has incurred and may incur in the future in connection with the LOAN DOCUMENTS, including, but not limited to, all costs, expenses and attorneys' fees which the LENDER has incurred and may incur in the future in preparing, negotiating and consummating this AGREEMENT and in preparing, negotiating, consummating and/or recording any and all other documents provided for in and/or contemplated by this AGREEMENT.

      Section 4. Representations. To induce the LENDER to enter into this AGREEMENT and to provide the OBLIGORS with the accommodations described herein, the OBLIGORS make the representations and warranties set forth below and acknowledge the LENDER'S justifiable right to rely upon these representations and warranties.

            a. No Litigation. There is no material action, suit, investigation, or proceeding pending or, in the knowledge of the OBLIGORS, threatened against either of the OBLIGORS, nor is there any action, suit, investigation, or proceeding pending which may affect the ability of the OBLIGORS to provide any of the security acquired by the LENDER. In the event that, subsequent to the execution and delivery of this AGREEMENT, either of the OBLIGORS receives notice of, or otherwise acquires knowledge of, any such suit, investigation, or proceeding, it shall immediately disclose the same to the LENDER in writing.

            b. Organization; Good Standing; Authorization. The BORROWER: (i) has the power to enter into this AGREEMENT and all other LOAN DOCUMENTS required to be executed and has the power to perform all of its obligations hereunder and thereunder; (ii) has duly authorized the entry into and performance of this AGREEMENT and all other LOAN DOCUMENTS required to be executed by it; and (iii) is in good standing in the state of its organization, and is in good standing and qualified in all other states in which such qualification is required or is in the process of obtaining such required qualification. Luis Negrete, president of the BORROWER, is authorized to execute this AGREEMENT on behalf of the BORROWER based on the Certificate of Corporate Resolutions and Authorization to Borrow, dated April 26, 2001, previously delivered to the LENDER.

            c. Valid, Binding and Enforceable. Each of the LOAN DOCUMENTS to which each of the OBLIGORS is a party is the valid and binding obligation of each OBLIGOR which is a party thereto, and is fully enforceable in accordance with all stated terms.

            d. No Violation. The OBLIGORS' entry into this AGREEMENT will not violate any agreements to which they are a party or by which any of their property is bound.

            e. No Other Defaults. The OBLIGORS represent that there are no defaults under the LOAN DOCUMENTS other than the EXISTING DEFAULT.

            f. Corporate Documents. The OBLIGORS confirm that there have been no changes or amendments to the BORROWER'S organizational documents last delivered to the LENDER.

            g. Lease. There are currently no defaults under the lease with Ammendale Commerce Center Limited Partnership

      Section 5. Payments. The BORROWER shall make principal payments in the amount of $122,368.53 on February 1, 2005 and March 1, 2005, and then make a final payment of all indebtedness owed under the NOTE on or before March 31, 2005.

      Section 6. New Maturity. All amounts due under the NOTE and the LOAN DOCUMENTS shall be fully due and payable on or before March 31, 2005.

      Section 7. Deferral Fee. The BORROWER shall pay to the LENDER a $15,000.00 deferral fee, which shall immediately be deemed to have been fully earned upon execution of this AGREEMENT, and shall be paid by the BORROWER on or before January 17, 2005.

      Section 8. Waiver of Existing Default. The LENDER waives the EXISTING DEFAULT and the requirement for principal payments from September 1, 2004 through January 1, 2005.

      Section 9. Events of Default. The following shall constitute events of default ("EVENTS OF DEFAULT") under this AGREEMENT: (a) any breach by either of the OBLIGORS of their respective duties and obligations set forth in this AGREEMENT; (b) if any misrepresentation has been made herein; or (c) the occurrence of an event of default under any of the LOAN DOCUMENTS.

      Section  10.  Remedies.  If  there  is an  EVENT  OF  DEFAULT  under  this
AGREEMENT, the LENDER shall be entitled to exercise all of its rights and remedies under the LOAN DOCUMENTS and applicable law, including, but not limited to, accelerating the indebtedness owed under each of the NOTES and drawing on the letters of credit.

      Section 11. Status Reports. The BORROWER shall provide written or oral status reports on a bi-monthly basis to the LENDER regarding the progress of its refinancing efforts with Silicon Valley Bank or any other lenders.

      Section 12. Other Financing. The BORROWER has provided to the LENDER a true and accurate copy of the agreement between it and Texmac, Inc., and represents to the LENDER that no collateral has been granted to Texmac, Inc. or any other third party to secure the repayment of its obligations. The BORROWER further agrees that it shall not grant any security interest in any of its tangible or intangible property to any entity or person nor fail to take any action which would enable any entity or person to acquire a lien on any of its tangible or intangible property.

      Section 13. No Other Promises. The OBLIGORS agree that no promises, agreements, or representations have been made by the LENDER or any of its employees, officers or agents concerning the further extension of the maturity of the NOTES, and that no such promises, agreements or representations made subsequent to the date of this AGREEMENT shall be of any force or effect unless reduced to writing and executed by all parties hereto. Furthermore, the failure of the BORROWER to obtain refinancing on or before March 31, 2005 shall not excuse the BORROWER'S payment obligations.

      Section 14. No Other Modifications Of Loan Documents. The OBLIGORS acknowledge that the LOAN DOCUMENTS have not been orally amended, modified or changed in any respect, and all LOAN DOCUMENTS, and any written amendments thereto, remain fully binding and enforceable against the parties in accordance with all stated terms.

      Section 15. Taxes. The BORROWER represents and warrants to the LENDER that: (a) as of the date of this AGREEMENT, the BORROWER is current in its tax payments to the Internal Revenue Service, the State of Maryland and all other taxing authorities ("TAXING AUTHORITIES") with respect to all forms and taxes including, without limitation, federal and state income taxes, federal and state withholding taxes, state personal property taxes and county real estate taxes; and (b) that during the pendency of this AGREEMENT, the BORROWER shall make all payments which the BORROWER is required to make to the TAXING AUTHORITIES with respect to all forms of taxes, when and as said payments are due.

      Section 16. Springback. If, pursuant to any insolvency or bankruptcy law or for any other reason, any amount received by the LENDER on account of any of the LOAN DOCUMENTS is required to be returned to the BORROWER or paid to a trustee or any other third party, then as of the date on which the LENDER makes such payment, (a) the agreements of the BORROWER shall be reinstated and the liens and security interests set forth in the other LOAN DOCUMENTS shall be automatically reinstated; and (b) the amount of the returned payment(s) shall be reinstated as a principal amount due under the LOAN. The provisions of this paragraph shall survive the termination of this AGREEMENT and the other LOAN DOCUMENTS.

      Section 17. No Novation; No Refinance. It is the intention of the parties that nothing contained in this AGREEMENT shall be deemed to effect or accomplish or otherwise constitute a novation of any of the obligations or duties owed by either of the OBLIGORS to the LENDER or of any of the LOAN DOCUMENTS or to be a refinance of the LOAN. Nothing contained herein is intended to extinguish, terminate or impair any of the duties or obligations owed by either of the OBLIGORS to the LENDER.

      Section 18. Other Terms; Confirmation of Obligations. Other than the foregoing, all other terms and conditions of the LOAN DOCUMENTS shall remain in full force and effect and are incorporated herein by reference. The OBLIGORS acknowledge, ratify and confirm their obligations under the LOAN DOCUMENTS. More specifically, the BORROWER hereby adopts, confirms and ratifies each and every term of the SECURITY AGREEMENT and LOAN AGREEMENT as if they had been expressly executed by LMIC Manufacturing, Inc. (as opposed to Linsang Manufacturing, Inc.), and acknowledges that the financing statement filings by the LENDER are legally sufficient to perfect and maintain the perfection of its first priority security interest in the collateral described in the SECURITY AGREEMENT. The OBLIGORS further acknowledge, ratify and confirm that they shall remain absolutely and unconditionally obligated to pay the LENDER all present and future indebtedness that is owed to the LENDER under the LOAN DOCUMENTS in the manner provided therein, notwithstanding the LENDER'S execution of this AGREEMENT and any documents to be executed pursuant to this AGREEMENT, and notwithstanding the various agreements the LENDER has set forth herein and therein.

      Section 19. Integration. This AGREEMENT and the other LOAN DOCUMENTS constitute the entire agreement between the LENDER and the OBLIGORS with respect to the subject matter hereof, and any term or condition not expressed in this AGREEMENT or the other LOAN DOCUMENTS does not constitute a part of the agreement of the LENDER and the OBLIGORS with respect to such subject matter.

      Section 20. Severability. If any provision or part of any provision of this AGREEMENT shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this AGREEMENT, and this AGREEMENT shall be construed as if such invalid, illegal or unenforceable provision or part thereof had never been contained herein, but only to the extent of its invalidity, illegality, or unenforceability.

      Section 21. Further Assurances. As part of this AGREEMENT, and in consideration for the agreements of the LENDER as set forth therein, the BORROWER agrees to execute and deliver to the LENDER such other and further documents as may, from time to time, in the sole opinion of the LENDER and the LENDER'S counsel, be necessary or appropriate to carry out the terms and conditions of this AGREEMENT and the LOAN DOCUMENTS. If the BORROWER fails to execute any such documents within ten (10) days of being requested to do so by the LENDER, the BORROWER hereby appoints the LENDER or any officer of the LENDER as the attorney in fact for the BORROWER for purposes of executing such documents in the name, place and stead of the BORROWER, which power of attorney shall be considered as coupled with an interest and irrevocable.

      Section 22. Costs Of Transaction. All costs of the transactions contemplated by this AGREEMENT, including, without limitation all attorneys' fees and expenses incurred by the LENDER in having this AGREEMENT prepared, shall be paid by the BORROWER concurrently with the execution of this AGREEMENT, regardless of whether such costs are incurred before or after the execution and delivery of this AGREEMENT.

      Section 23. Enforceability. This AGREEMENT shall inure to the benefit of, and be enforceable against, each of the parties and their respective successors and assigns.

      Section 24. Choice Of Law; Consent To Jurisdiction; Agreement As To Venue. This AGREEMENT shall be construed, performed and enforced and its validity and enforceability determined in accordance with the laws of the State of Maryland (excluding conflict of laws principles). Each of the OBLIGORS consents to the jurisdiction of the courts of the State of Maryland and the jurisdiction of the United States District Court for the District of Maryland, if a basis for federal jurisdiction exists. Each of the OBLIGORS waives any right to object to the maintenance of a suit in any of the state or federal courts of the State of Maryland on the basis of improper venue or inconvenience of forum.

      Section 25. Conflicts; Inconsistencies. The provisions of the AGREEMENT shall remain in full force and effect except to the extent modified by this AGREEMENT. If there are any provisions of the LOAN DOCUMENTS which are inconsistent with this AGREEMENT, the terms of this AGREEMENT shall control.

      Section 26. Amendment. This AGREEMENT may be amended only by a writing executed by all of the parties.

      Section 27. Waiver. No failure or delay by the LENDER in the exercise or enforcement of any of its rights under any LOAN DOCUMENT shall be a waiver of such right or remedy nor shall a single or partial exercise or enforcement thereof preclude any other or further exercise or enforcement thereof or the exercise or enforcement of any other right or remedy. The LENDER may at any time or from time to time waive all or any rights under this AGREEMENT or the other LOAN DOCUMENTS, but any such waiver must be specific and in writing and no such waiver shall constitute, unless specifically so expressed by the LENDER in writing, a future waiver of performance or exact performance by the OBLIGORS. No notice to or demand upon any OBLIGOR in any instance shall entitle any OBLIGOR to any other or further notice or demand in the same, similar or other circumstance.

      Section 28. Obligations Unconditional. The obligations of the OBLIGORS set forth in this AGREEMENT and as required by the terms of the LOAN DOCUMENTS are absolute and unconditional, and are independent of any defense or rights of set-off, recoupment or counterclaim which either of the OBLIGORS might have against the LENDER. Each of the OBLIGORS agrees that all payments required by the LOAN DOCUMENTS shall be made free of any deductions and without abatement, diminution or set-off.

      SECTION 29. RELEASE. IN ORDER TO INDUCE THE LENDER TO ENTER INTO THIS AGREEMENT, EACH OF THE OBLIGORS FOREVER RELEASES AND DISCHARGES THE LENDER AND THE LENDER'S OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS, AND AGENTS, (COLLECTIVELY, THE "RELEASED PARTIES") FROM ANY AND ALL CLAIMS, CAUSES OF ACTION, SUITS AND DAMAGES (INCLUDING CLAIMS FOR ATTORNEYS' FEES AND COSTS) WHICH ANY OF THE OBLIGORS, JOINTLY OR SEVERALLY, EVER HAD OR MAY NOW HAVE AGAINST ANY OF THE RELEASED PARTIES AS OF THE DATE HEREOF ARISING OUT OF OR RELATED IN ANY WAY TO THE NOTE, THE LOAN DOCUMENTS, OR THE ADMINISTRATION THEREOF, WHETHER KNOWN OR UNKNOWN, INCLUDING BUT NOT LIMITED TO, ANY AND ALL CLAIMS BASED UPON OR RELYING ON ANY ALLEGATIONS OR ASSERTIONS OF DURESS, ILLEGALITY,
UNCONSCIONABILITY, BAD FAITH, BREACH OF CONTRACT, REGULATORY VIOLATIONS, NEGLIGENCE, MISCONDUCT, OR ANY OTHER TORT, CONTRACT OR REGULATORY CLAIM OF ANY KIND OR NATURE. THIS RELEASE IS INTENDED TO BE FINAL AND IRREVOCABLE AND IS NOT SUBJECT TO THE SATISFACTION OF ANY CONDITIONS OF ANY KIND. THE FOREGOING PROVISIONS DO NOT RELEASE THE LENDER FROM ANY OBLIGATIONS THAT THE LENDER HAS UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS, EXCEPT AS MODIFIED HEREIN.

      Section 30. Waiver Of Jury Trial. Each of the parties agrees that any suit, action, or proceeding, whether claim or counterclaim, brought or instituted by any party, or any successor or assign of any party, on or with respect to this AGREEMENT, the LOAN (or the administration thereof), or any of the other LOAN DOCUMENTS, or which in any way relates, directly or indirectly, to the obligations of any party to any other party, or the dealings of the parties with respect thereto, shall be tried by a court and not by a jury. EACH OF THE PARTIES HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION, OR PROCEEDING.

      IN WITNESS WHEREOF, the parties have executed this AGREEMENT with the specific intention of creating a document under seal as of the date first above written. This AGREEMENT may be executed and delivered in counterparts. Executed counterparts of this AGREEMENT may be delivered via facsimile or other electronic means.

WITNESS/ATTEST:                     THE OBLIGORS:

                                    LMIC Manufacturing, Inc.

                                    By:                                (SEAL)
----------------------------            -------------------------------
                                        Name: Luis Negrete
                                        Title: President
                                        Date:  December 29, 2004


---------------------                   -----------------------
                                        Kwok-Leung Li
                                        Date: December 29, 2004

                                    LENDER:

                                    BRANCH BANKING AND TRUST COMPANY


                                    By:                                (SEAL)
----------------------------            -------------------------------
                                        Name:  Thomas O. Herman
                                        Title: Senior Vice President
                                        Date:  December 29, 2004

                                 ACKNOWLEDGMENTS
                                 ---------------

STATE OF MARYLAND, CITY/COUNTY OF ______________________, TO WIT:

      I HEREBY CERTIFY that on this 29th day of December, 2004 before me, the undersigned personally appeared Luis Negrete, and acknowledged himself to be the president of LMIC Manufacturing, Inc., and that he, as such President, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of LMIC Manufacturing, Inc. by himself as its President.

      IN WITNESS MY Hand and Seal.

                                                                      (SEAL)
                                        ------------------------------
                                        Notary

My Commission Expires:


------------------------




STATE OF MARYLAND, CITY/COUNTY OF _________________, TO WIT:

      I HEREBY CERTIFY that on this 29th day of December, 2004, before me, the undersigned Notary Public of the State of Maryland, personally appeared Kwok-Leung Li and acknowledged that he executed the foregoing instrument for the purposes therein contained.

      IN WITNESS MY Hand and Notarial Seal.


                                                                      (SEAL)
                                        ------------------------------
                                        NOTARY PUBLIC

My Commission Expires:

---------------------

STATE OF MARYLAND, CITY/COUNTY OF ______________________, TO WIT:

      I HEREBY CERTIFY that on this 29th day of December, 2004, before me, the undersigned Notary Public of the jurisdiction aforesaid, personally appeared Thomas Herman and acknowledged himself to be the Senior Vice-President of Branch Banking & Trust Company, and that he, as such Senior Vice President, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of Branch Banking & Trust Company, by himself as Senior Vice-President.

         IN WITNESS MY Hand and Notarial Seal.

                                                                      (SEAL)
                                        ------------------------------
                                        NOTARY PUBLIC

My Commission Expires:


---------------------